Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, William J. Hackett, President of Matthews International Funds (the “Registrant”), certify that:

1.                          The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 6, 2014	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

I, Shai Malka, Treasurer of Matthews International Funds (the “Registrant”), certify that:

1.                          The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 6, 2014	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)